REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT dated this 7th day of October, 1997 by and among Drew Industries Incorporated, a Delaware corporation ("Drew"), and the persons and entities set forth on the signature page hereto (collectively, the "Sellers").

                              W I T N E S S E T H:

            WHEREAS, the Sellers and certain other persons collectively owned all the issued and outstanding capital stock of Lippert Components, Inc., a Pennsylvania corporation ("LCI"); and

            WHEREAS, Lippert Acquisition Corp., a Delaware corporation ("Acquisition") is a wholly-owned subsidiary of Drew; and

            WHEREAS, Drew, Acquisition, LCI and the Sellers are parties to an Agreement and Plan of Merger dated the date hereof (together with any documents, certificates or instruments executed or delivered in connection therewith, the "Merger Agreement") pursuant to which, among other things, LCI shall merge into Acquisition, with Acquisition surviving the merger and, in partial consideration therefor, Acquisition delivered to the Sellers an aggregate of 2,154,000 shares of the Common Stock (the "Drew Shares");

            WHEREAS, subject to the terms hereof, Drew has agreed to
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use its best efforts to cause the Drew Shares to be registered in accordance with a registration statement declared effective under the Securities Act; and

            WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Merger Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and subject to the conditions hereinafter set forth, it is agreed as follows:

            1.    Definitions

                  1.1 As used in this Agreement, the following terms shall have the following meanings:

                  "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act.

                  "Common Stock" means Drew Common Stock, par value $0.01 per share, any stock into which such stock shall have been changed, or any stock resulting from any reclassification of such stock.

                  "Common Stock Outstanding" means at any time all shares of Common Stock that are then outstanding, plus all shares of Common Stock issuable upon conversion of securities or instruments convertible into Common Stock or upon exercise of issued or issuable options, warrants, rights or other instruments to acquire Common Stock or instruments convertible into Common Stock.

                  "Exchange Act" means the Securities Exchange Act of


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1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Listing" means the listing of the Common Stock on the American Stock Exchange, any other national securities exchange in the United States, or the trading of the Common Stock on any national market system in the United States, including, but not limited to, the over-the-counter market as reported by the National Association of Securities Dealers automated quotation system.

                  "Person" means and includes natural persons, corporations, limited partnership, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

                  "Qualifying Shares" means at least fifty (50%) percent of all Registrable Securities, including Registrable Securities issuable upon exercise of any right to acquire Registrable Securities, whether or not such acquisition has actually been effected; provided, however, that such acquisition is effected in compliance with the provisions of this Agreement.

                  "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registrable Securities" means (i) the Drew Shares, and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of

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

the Drew Shares, including by stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that any shares described in the foregoing clauses that have been resold to the public shall cease to be Registrable Securities.

                  "Registration Expense" means all expenses incident to Drew's performance of or compliance with Section 2 hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel, all independent certified public accountants, underwriters (excluding Selling Expenses), and other Persons retained by Drew, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                  "Rule 144" or "Rule 145" means Rule 144 or Rule 145 as promulgated by the Commission under the Securities Act, as such Rules may be amended from time to time, or any similar successor rules that the Commission may promulgate.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Selling Expenses" means (i) all underwriting discounts and selling commissions applicable to the sale of Registrable Securities Registered and sold pursuant to Section 2 hereof; and (ii) the expenses of qualifying the Registrable Securities covered by the Registration in a jurisdiction if and only if and to the extent that the jurisdiction requires such qualification expenses to be borne by the selling Shareholder.

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

                  "Shareholder" means the Sellers and any other Person owning of record or beneficially Registrable Securities who acquired Drew Shares from any of the Sellers in a transaction which complies with the provisions of this Agreement.

                  Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

            2. Registration Rights.

                  (a) Piggyback Registration Rights.

                        (i) If, at any time after one (1) year from the date hereof and prior to the termination of this Agreement, Drew determines to register any of its securities, either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a Registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a Registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Rule 145 or similar transaction, Drew shall promptly (and in any event within ten
(10) days) give to each Shareholder written notice thereof (which shall include a list of the jurisdictions in which Drew intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws). Drew shall include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, Registrable Securities of any Shareholder or Shareholders as specified in a written request or requests made by any such Shareholder or Shareholders to Drew within twenty
(20) days after such Shareholders' receipt of such written notice from Drew as follows:


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

                              (A) if such Registration shall be effected prior
to three (3) years from the date hereof, not more than an aggregate of Seven Hundred Fifty Thousand (750,000) shares of Registrable Securities less the number of shares of Registrable Securities previously registered pursuant to
Section 2(b)(A) hereof, and

                              (B) if such Registration shall be effected after
three (3) years from the date hereof, all shares of Registrable Securities not previously sold by such Shareholders.

                        (ii) If the Registration of which Drew gives notice is for a registered public offering involving an underwriting, Drew shall so indicate in the notice given pursuant to Section 2(a)(i). In such event, the right of any Shareholder to Registration pursuant to this Section 2(a) shall be conditioned upon such Shareholder's agreeing to participate in such underwritten registered public offering and to the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their Registrable Securities through such underwriting shall (together with Drew and the other security holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Drew or by other security holders exercising any demand registration rights who have the right to select underwriters.

                        (iii) Notwithstanding any other provision of this
Section 2(a), if such Registration is an underwritten primary Registration on behalf of Drew, and the underwriters advise Drew in


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

writing that in their opinion the number of securities requested to be included in such Registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Drew, then Drew shall include in such Registration (i) first, the securities Drew proposes to sell,
(ii) second, up to 350,000 shares of Common Stock held by Drew shareholders other than the Shareholders who are contractually entitled to have such Common Stock included in such Registration, pro rata among such shareholders of such Common Stock on the basis of the number of shares owned by each such shareholder, (iii) third, the Registrable Securities requested to be included in such Registration, pro rata among the Shareholders holding such Registrable Securities on the basis of the number of shares owned by each such Shareholder, and (iv) fourth, other securities requested to be included in such Registration. If such Registration is an underwritten secondary Registration on behalf of holders of Common Stock other than the Shareholders, and the underwriters advise Drew in writing that in their opinion the number of securities requested to be included in such Registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such Registration, then Drew shall include in such Registration (i) first, up to 350,000 shares of Common Stock held by Drew shareholders other than the Shareholders who are contractually entitled to have such Common Stock included in such Registration, pro rata among such shareholders of such Common Stock on the basis of the number of shares owned by each such shareholder, (ii) second, the Registrable Securities requested to be included in such Registration, pro rata among the Shareholders


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

holding such Registrable Securities on the basis of the number of shares owned by each such Shareholder, and (iii) third, other securities requested to be included in such Registration.

                        (iv) If any Shareholder disapproves of the terms of any such underwriting, such Shareholder may elect to withdraw therefrom by written notice to Drew and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

                  (b) Demand Registration. The Shareholders shall have the right to demand two (2) Registrations as provided herein. At any time after one (1) year from the date hereof and prior to the termination of this Agreement, any Shareholder or Shareholders holding Qualifying Shares may furnish to Drew a written request that Drew effect a Registration on Form S-3, or any similar successor short-form registration statement then available to Drew, and any related qualification or compliance with respect to the following Registrable Securities of such Shareholders:

                              (A) if such request is made prior to three (3)
years from the date hereof (the "First Period"), not more than an aggregate of Seven Hundred Fifty Thousand (750,000) shares less the number of shares previously registered pursuant to Section 2(a)(A) hereof, but not less than an aggregate of Five Hundred Thousand (500,000) shares, and

                              (B) if such request is made after three (3) years
from the date hereof (the "Second Period"), all shares of Registrable Securities not previously sold by such Shareholders, but not less than an aggregate of Five Hundred Thousand (500,000) shares.


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

            If Drew shall receive such notice, Drew shall:

                        (i) promptly (and in any event within ten (10) days after receipt of any such notice) give written notice of the proposed Registration, and any related qualification or compliance, to all other Shareholders; and

                        (ii) as soon as practicable, effect such Registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Shareholder or Shareholders joining in such request as are specified in a written request given to Drew within twenty (20) days after receipt of such written notice from Drew; provided, however, that Drew shall not be obligated to effect any such Registration, qualification or compliance, pursuant to this Section 2(b) hereof:

                              (A) if Form S-3, or a similar successor short-form
registration statement, is not available to Drew for such offering by the Shareholders; provided, however, that if such short-form registration does not become available to Drew within one hundred twenty (120) days after receipt by Drew of such written request, Drew shall effect such Registration on Form S-1 or a similar successor long-form registration statement promptly after expiration of such 120-day period;

                              (B) if the Shareholders propose to sell less than
the aggregate minimum number of Registrable Securities set forth above; or

                              (C) if, (x) such request is made during


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

the First Period, and a Registration has been previously effected by Drew pursuant to Section 2(b)(A) hereof during the First Period or, (y) such request made during the Second Period, and a Registration has been previously effected by Drew pursuant to Section 2(b)(B) hereof during the Second Period; or

                              (D) if Drew furnishes to the Shareholders a
certificate signed by Drew's President stating that, in the good faith judgment of Drew's Board of Directors, it would be seriously detrimental to Drew and its shareholders for a Registration to be effected at such time, in which event Drew shall have the right to defer the Registration for a period of not more than one hundred twenty (120) days after receipt of the request of the Shareholders under this Section 2(b); provided, however, that Drew shall not utilize this right more than once in any eighteen (18) month period; or

                              (E) in any particular jurisdiction in which Drew
would be required to qualify to do business or to execute a general consent to service of process in effecting such Registration, qualification or compliance.

                        (iii) Subject to the foregoing, as soon as practicable after receipt of the request from the Shareholders, Drew shall file, and use its best efforts to cause to become effective, a registration statement on Form S-3 or Form S-1 (as the case may be in accordance with subsection (ii)(A) above) covering the Registrable Securities and other securities so requested to be Registered.

                        (iv) Except for up to 350,000 shares of Common Stock held by Drew Shareholders, other than the Shareholders, who


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

are contractually entitled to have such Common Stock included in such Registration, Drew shall not include in any Registration requested pursuant to this Section 2(b) any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such Registration. If such Registration is an underwritten offering and the underwriters advise Drew in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting such Registration, Drew shall include in such Registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

            (c) Expenses of Drew Registrations. All Registration Expenses incurred in connection with any Registration (including any withdrawn Registration), qualification or compliance pursuant to this Section 2 (exclusive of Selling Expenses) shall be borne by Drew. All Selling Expenses shall be borne by the Shareholders.

            (d) Registration Procedures. In the case of each Registration, qualification or compliance effected by Drew pursuant hereto, Drew shall keep each Shareholder advised in writing as to


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

the initiation of each Registration, qualification and compliance and as to the completion thereof. At its expense, Drew shall:

                  (i) keep such Registration, qualification or compliance effective for a period of ninety (90) days or until the Shareholder(s) have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (ii) furnish such number of prospectuses and other documents incident thereto as any Shareholder from time to time may reasonably request;

                  (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement and take such other actions as may be reasonably necessary to comply with requests of the Commission and the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (iv) use its best efforts to register and qualify the securities (or obtain an exception therefrom) covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Shareholders, and do any and all other acts and things which may be reasonably necessary or advisable to enable each selling Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Shareholder; provided, however, that Drew shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (v) in the event of any underwritten public


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

offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Shareholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                  (vi) notify each Shareholder holding Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact misleading in the light of the circumstances then existing;

                  (vii) furnish, at the request of any Shareholder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such Registration, (1) an opinion of counsel representing Drew for the purposes of such Registration, dated such date and in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (2) a letter, dated such date, from Drew's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

                  (vii) effect a Listing of all such Registrable Securities;

                  (ix) if Drew does not have a transfer agent and


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

registrar, provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (x) permit any Shareholder holding Registrable Securities which, in its reasonable judgment might be deemed to be an underwriter or a controlling person of Drew, to participate to a reasonable extent, in the preparation of such registration statement and to require the insertion therein of material which in the reasonable judgment of such holder and its counsel should be included; and

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, Drew shall use reasonable efforts promptly to obtain the withdrawal of such order.

            (e) Information by Shareholders. The Shareholders of Registrable Securities included in any Registration shall furnish to Drew and the underwriters (1) such information regarding such Shareholders and the distribution they propose as Drew or the underwriters may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this Section 2, and (2) an opinion of counsel representing the Shareholders, dated on or about the effective date of such Registration and in form and substance reasonably requested by Drew and the underwriters, addressed to the underwriters and to Drew.

            (f) Transfer of Registration Rights. The right to cause


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

Drew to Register Registrable Securities under this Section 2 may be assigned to a transferee or assignee of any of Registrable Securities not sold to the public, provided that the transfer or assignment has been made in compliance with the Merger Agreement, this Agreement, and the Securities Act, and the transferee (i) agrees in writing to be bound by the provisions of this Agreement, and (ii) executes and delivers to Drew a Representation Letter and Agreement substantially in the form annexed hereto.

            (g) Rule 144 Reporting; Form S-3 Eligibility. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without Registration, or with Registration, or with Registration on Form S-3, Drew agrees to:

                  (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 at all times;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Drew under the Exchange Act for so long as it is subject to such reporting requirements;

                  (iii) so long as a Shareholder owns any Registrable Securities, to furnish to such Shareholder forthwith upon request a written statement by Drew as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Drew, and such other reports and documents of Drew as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Shareholder to sell any Registrable


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

Securities without Registration; and

                  (iv) use reasonable efforts to comply with all rules and regulations of the Commission and take all actions reasonably necessary under the Exchange Act and the Securities Act, including the requirements of Form S-3, so as to permit the Registrable Securities to be registered on Form S-3 except as otherwise provided in this Agreement.

            (h) No Conflicting Agreements. Drew represents and warrants to the Shareholders that it is not a party to any agreement that prohibits, in any manner, Drew from registering Registrable Securities pursuant to this Section 2.

            (i) Indemnification.

                  (A) Drew shall indemnify each Shareholder, and each Person controlling a Shareholder within the meaning of Section 15 of the Securities Act, with respect to which Registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act (collectively, the "Shareholder Indemnitees"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto (any or all of which are referred to as "Registration Documents"), incident to any such Registration, qualification or compliance, or based on any


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

omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Drew of any rule or regulation promulgated under the Securities Act applicable to Drew and relating to action or inaction required of Drew in connection with any such Registration, qualification or compliance, and shall reimburse each such Shareholder Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Drew shall not be liable to a Shareholder Indemnitee in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with any information furnished to Drew in writing by or on behalf of any Shareholder Indemnitee specifically for use in connection with such Registration; provided, however, that information furnished (whether or not in writing) by or on behalf of, and relating to, a Shareholder contained in any Registration Documents furnished to the Shareholders prior to the effective date of such Registration shall be deemed to be information in writing with respect to such Shareholder.

                              (B) Each Shareholder shall, if Registrable
Securities held by such Shareholder are included in the Registrable Securities as to which a Registration, qualification or compliance has been effected pursuant to this Section 2, jointly and severally with each other such Shareholder, indemnify Drew, each of its directors and officers, each underwriter, if any, of Drew's


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

securities covered by such Registration, qualification or compliance, and each Person who controls Drew or such underwriter within the meaning of Section 15 of the Securities Act, (collectively, the "Company Indemnitees"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Documents incident to any such Registration, qualification or compliance or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by Drew of any rule or regulation promulgated under the Securities Act applicable to Drew in connection with any such Registration, qualification, or compliance, and shall reimburse the Company Indemnitees for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damages, liability or action, in each case to the extent, but only if and to the extent, that such untrue statement or omission (or alleged untrue statement or omission) is made in such Registration Documents in reliance upon and in conformity with information furnished to Drew in writing by or on behalf of any Shareholder Indemnitee specifically for use in connection with such Registration; provided, however, that information furnished (whether or not in writing) by, or on behalf of, and relating to, a Shareholder contained in any Registration Documents furnished to the Shareholders prior to the effective date


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

of such Registration shall be deemed to be information in writing with respect to such Shareholder.

                              (C) Each party entitled to indemnification under
this Section 2(i) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that if in the Indemnified Party's reasonable judgment, the interests of the Indemnified Party and the Indemnifying Party are in conflict, then the Indemnified Party may retain counsel separate from counsel for the Indemnifying Party, which counsel shall be paid for and approved by Indemnifying Party, which approval shall not be unreasonably withheld; and provided, further, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(i) to the extent that such failure has not resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of


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

such claim or litigation.

                              (D) If the indemnification provided for in this
Section 2(i) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (j) Market Stand-Off.

                  (A) Each Shareholder hereby agrees that, if so requested by Drew and the underwriter in connection with any Registration of Drew's securities, such Shareholder will not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the Registration) to any Person (other than a Person who agrees to be similarly bound) without the prior written consent of


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

Drew and the underwriter for such period of time, not to exceed ninety (90) days (the "Standstill Period"), from the effective date of such Registration as Drew and the underwriter may specify; provided, however, that such restriction shall apply only to a registration statement of Drew to become effective after the date hereof (1) which includes securities to be sold on Drew's behalf to the public in an underwritten offering and (2) with respect to which Drew has complied with its obligations under Section 2(a) hereof. Drew may impose stop-transfer instructions with respect to Registrable Securities subject to the restrictions provided for in this Section 2(j) until the end of the Standstill Period mandated by Drew and the underwriter.

                  (B) If the distribution restriction described in subsection
(A) of this Section 2(j) are in effect, Drew agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and during the ninety (90) day period following the effective date of a registration statement covering any Registrable Securities, except as part of such Registration and except pursuant to a Registration on Form S-8 or any successor or similar form thereto.

            (k) Termination of Registration Rights. Except for the provisions of
Section 2(i) hereof, the rights and obligations of the of the parties hereto pursuant to this Section 2 shall terminate five (5) years from the date hereof.

            3. Nonwaiver; Cumulative Remedies.

                  No course of dealing or any delay or failure to exercise any right hereunder on the part of any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Shareholder. No single or partial waiver by any Shareholder of any provision of this Agreement or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights and remedies which each Shareholder may have in law or in equity or by statute or otherwise.

            4. Notices.

                  4.1 All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

To Drew:                      Drew Industries Incorporated
                              200 Mamaroneck Avenue
                              White Plains, New York 10601
                              Attention: President
                              Telephone: (914) 428-9098
                              Telecopy: (914) 428-4581

                                    -copy to-

                              Gilbert, Segall and Young LLP
                              430 Park Avenue
                              New York, New York  10022
                              Attention: Harvey F. Milman, Esq.
                              Telephone: (212) 644-4012
                              Telecopy: (212) 644-4051

To the Sellers or
any Shareholder:              c/o L. Douglas Lippert
                              115 Golfside Drive
                              Alma, Michigan 48801
                              Telephone: (517) 463-8341
                              Telecopy: (517) 463-1883

                              -copy to-

                              Couzens, Lansky, Fealk, Ellis, Roeder
                                  & Lazar, P.C.
                              33533 West Twelve Mile Road
                              Suite 150
                              P.O. Box 9057
                              Farmington Hills, MI  48333-9057
                              Attention: Jeffrey Levine, Esq.
                              Telephone: (810) 489-8600
                              Telecopy: (810) 489-4156

                              -and-

                              Kirkland & Ellis
                              200 East Randolph Drive
                              Chicago, IL 60601
                              Attention: R. Scott Falk, Esq.
                              Telephone: (312) 861-2000
                              Telecopy: (312) 861-2200

            5. Additional Provisions.

                  5.1 Drew and the Shareholders shall execute and deliver or cause to be executed and delivered to the other such further instruments, documents and conveyances and shall take such other action as may be reasonably required to more effectively carry out the terms and provisions of this Agreement.

                  5.2 This Agreement shall be binding upon and inure to the benefit of Drew, and its successors and assigns, and shall be binding upon and inure to the benefit of any Shareholder and such Shareholder's successors and assigns, or personal representatives and heirs, as the case may be. Subject to
Section 2(f), this Agreement shall not be assignable by any Shareholder without the prior written consent of Drew. Drew may assign its rights pursuant to this Agreement to an entity which is under common control with it, or which it controls, or by which it is controlled ("Assignee"); provided however, that, as between Drew and any Shareholder, any such assignment shall not affect, diminish or reduce in any way the obligations (monetary or otherwise) of Drew to any Shareholder as set forth herein, it being agreed that all such obligations constitute, and shall remain, direct, absolute, unconditional obligations of Drew; and provided further, that in the event of such assignment, Assignee shall be bound by the terms and conditions of this Agreement as fully as if it were named with Drew as a party hereto.

                  5.3 This Agreement and the documents referred to herein constitute the whole agreement among the parties, and there are no terms other than are contained herein or therein. No variation hereof or thereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto.

                  5.4 This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws, including, but not limited to, matters of construction, validity and performance. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware and any court of the State of Delaware located in the city of Wilmington over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (i) any objection that they may now or hereafter have to the venue of any such suit, action or proceeding brought in any such court, (ii) any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) all right to trial by jury in any proceeding enforcing or defending any rights under this Agreement or relating hereto. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of its property is subject, by a suit upon such judgment.

                  5.5 This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall be deemed to be one and the same instrument.

                  5.6 The headings in this Agreement are for the convenience of reference only, and shall not affect in any manner any of the terms or provisions hereof. For purposes of this Agreement, where applicable, the masculine gender shall also include the feminine gender.

                  5.7 Whether or not the transactions contemplated herein are consummated, each of parties hereto shall be solely liable for the fees and expenses incurred by such party's attorneys, accountants and other representatives in connection with the preparation of this Agreement, the documents deliverable hereunder and any investigation or examination authorized herein.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed as of the day and year first above written.

ATTEST:                             DREW INDUSTRIES INCORPORATED


/s/ Harvey Kaplan, Secy.            By: /s/ Leigh J. Abrams
---------------------------------      ---------------------------------------
                                          Leigh J. Abrams,
                                          President and Chief Executive

                                                Officer

ATTEST:                             LIPPERT ACQUISITION CORP.


/s/ Harvey Kaplan, Secy.            By: /s/ Leigh J. Abrams
---------------------------------      ---------------------------------------
                                          Leigh J. Abrams,
                                          Vice President

                                    L. Douglas Lippert Living Trust,
                                    dated June 6, 1989


/s/ Gary McPhail                    By: /s/ L. Douglas Lippert
---------------------------------      ---------------------------------------
                                          L. Douglas Lippert, Trustee

WITNESS:                            Lippert Family Irrevocable Trust
                                    f/b/o Jason D. Lippert, dated
                                    December 20, 1986

                                    Lippert Family Irrevocable Trust
                                    f/b/o Joshua E. Lippert, dated
                                    December 20, 1986

                                    Lippert Family Irrevocable Trust
                                    f/b/o Steven Shawn Lippert, dated
                                    December 20, 1986

                                    Lippert Family Irrevocable Trust
                                    f/b/o Jarod B. Lippert, dated
                                    December 20, 1986

                                    Lippert Family Irrevocable Trust
                                    f/b/o Jaime R. Lippert, dated
                                    December 20, 1986

                                    Lippert Family Irrevocable Trust
                                    f/b/o Jayde S. Lippert, dated
                                    December 20, 1986

                                          By: Lippert Family Irrevocable
                                              Trust, dated December 20,
                                              1986

/s/ Gary McPhail                          By: /s/ Larry Douglas Lippert
------------------------------               ------------------------------
                                                Larry Douglas Lippert,
                                                Co-Trustee

/s/ [ILLEGIBLE]                           By: /s/ Steven Lyn Lippert
------------------------------               ------------------------------
                                                Steven Lyn Lippert,
                                                Co-Trustee